UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-07261

CREDIT SUISSE TRUST
(Exact name of registrant as specified in charter)

One Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse Trust One Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2013 to December 31, 2013

EXPLANATORY NOTE — The Registrant is filing this amendment to its Form N-CSR for the fiscal year ended December 31, 2013, originally filed with the Securities and Exchange Commission on March 5, 2014 (Accession Number 0001104659-14-016244) to include the Iran Related Activities Disclosure below.  Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

December 31, 2013

■  CREDIT SUISSE TRUST
  COMMODITY RETURN STRATEGY
  PORTFOLIO

Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Portfolio's investment objective, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. The Portfolio is advised by Credit Suisse Asset Management, LLC.

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the best of my knowledge and belief, the information contained in the attached financial statements for the period from January 1, 2013 to December 31, 2013, is accurate and complete.

Michael J. Rongetti, Chief Financial Officer
Credit Suisse Asset Management, LLC,
Commodity Pool Operator for the Credit Suisse Trust Commodity Return Strategy Portfolio

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report
December 31, 2013 (unaudited)

January 21, 2014

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") for the annual period ended December 31, 2013.

For the fiscal year ended December 31, 2013, the Portfolio total return was a negative 10.27%.1 Its benchmark, the Dow Jones-UBS Commodity Index Total Return2 ("DJ-UBS Index") lost 9.52% and the S&P 500 Index3 gained 32.93%.

Market & Strategy Review: A mixed period for commodities

Commodities were lower for the fiscal year ended December 31, 2013, with the DJ-UBS Index losing 9.52% for the year, with 14 out of 22 constituents trading lower.

The Portfolio seeks total return and is designed to achieve positive total return relative to the performance of the DJ-UBS Index. To do so, the Portfolio invests in commodity-linked derivative instruments and fixed income securities. The DJ-UBS Index, the Portfolio's benchmark, is a broadly diversified futures index composed of futures contracts on 22 physical commodities. The DJ-UBS Index is weighted among commodity sectors using dollar-adjusted liquidity and production data and is rebalanced as of the beginning of each calendar year.

The Portfolio gains exposure to commodity markets by investing in commodity index-linked structured notes whose principal and/or coupon payments are linked to the DJ-UBS Index and by investing in its wholly-owned subsidiary (the "Subsidiary"), primarily through commodity index-linked swap agreements on the DJ-UBS Index, but also through futures contracts on individual commodities.

For the fiscal year ended December 31, 2013, the Portfolio underperformed the DJ-UBS Index benchmark by 0.75% (net of fees), although it outperformed by 0.12% on a gross basis. Roll and spread-based commodity strategies detracted 0.01% versus the benchmark, while the management of the underlying cash added 0.12%. Within the Portfolio's commodity exposure, forward curve positioning in the agricultural sector detracted from performance, while positioning in energy, industrial metals and livestock had a positive impact on performance.

Precious metals was the worst performing sector for the year, down 30.80%, with both silver and gold ending the year lower. Silver experienced the largest decline, losing 36.64% as multiple iterations of upbeat data from the world's top

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2013 (unaudited)

economies suggested a global recovery was gaining traction over the period — dampening the appeal of precious metals as a safe haven. In addition, inflation has continued to come in at or below normal levels.

Agriculture ended the year 14.28% lower, pressured by higher-than-expected ending corn stocks and favorable crop weather in the third quarter. Strong wheat production in Australia, one of the world's largest wheat exporters, added to concerns over larger global supplies. Coffee decreased 30.52% for the year, as ideal growing conditions in Brazil, a weak Brazilian Real, and expectations that Vietnam may harvest a record crop in the coming season weighed on the commodity. Corn declined 30.29% due to high levels of U.S. production, which led to higher-than-expected ending corn stocks. Additionally, expectations that the United States would reduce its targets for usage of renewable energy fuels such as ethanol, and China's refusal of a large shipment of U.S. dried distillers grains (DDGs), a corn by-product, further weighed on corn.

Soybean meal and soybeans gained the most, up 19.96% and 10.54%, respectively. Hot and dry weather in the U.S. midwest in August created the potential for quality issues, compounding risks from cool and wet weather seen earlier in the planting season. The U.S. Department of Agriculture reported in November that United States export sales of soybeans were up sharply, mainly driven by demand from China. Cotton gained 9.05% due to mounting apprehension that output would drop in the United States, as well as concerns regarding the subsiding quality of cotton available to the global market. Cotton was also supported by increased demand from millers, continued strong export sales, and tightening inventories.

Industrial metals declined 13.63%, as concern over global demand growth and generally ample supplies weighed on returns throughout much of the first half of the year. Nickel and Aluminum were the worst performing sector constituents due to expectations of increased global inventories. Separately, livestock also declined, losing 3.54%, as a result of weaker U.S. exports, partially due to import restrictions in China and Russia.

Energy gained 5.20%, with Brent Crude Oil leading the sector higher. Geopolitical risk played a supporting role for much of the year due to the debate over military intervention in Syria and reduced exports out of Iraq and Libya. Natural gas also ended the year higher as colder weather in the northeast United States supported returns in the beginning of the year. Cold weather across the country also increased natural gas heating demand and reduced inventory levels during the fourth quarter.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2013 (unaudited)

Outlook: Commodities continue to provide diversification potential

Looking forward, the 2014 global economy looks to be the most orderly in several years, centering on modest, yet stable growth. We expect global growth to accelerate gradually in 2014, with most of the pick-up occurring in developed market economies, narrowing the growth gap with the emerging markets. This steady uptick in growth may benefit industrial commodities.

At the December Federal Open Market Committee ("FOMC") meeting, the decision was announced to taper the size of the Fed's monthly asset purchases by $10 billion. U.S. Federal Reserve Chairman Ben Bernanke suggested that the Fed expects to taper by a similar amount at each FOMC meeting unless the economy exhibits surprising weakness or strength. This is a small step toward normalizing monetary policy following improvements in the economy, credit markets and capital markets in general.

At this point, risks seemed to be skewed to U.S. economic growth coming in stronger than anticipated. There was also significant fiscal drag from government spending cuts in 2013, which should ease in 2014. Consumer confidence continues to recover amid improving labor conditions and rising home and equity prices, while money continues to remain incredibly cheap. Amid these improvements, correlations between commodities and traditional asset classes have been decreasing. We expect individual commodities to continue to be increasingly driven by fundamental factors rather than macroeconomic headlines. While broad macroeconomic trends continue to be important, they will likely impact asset classes in different ways. We continue to expect commodities to provide valuable diversification benefits going forward.

The Credit Suisse Commodities Management Team

Nelson Louie
Christopher Burton

This Portfolio is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Portfolio's investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2013 (unaudited)

value, lack of a secondary market, increased volatility, commodity exposure risk, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost.

At any time, the risk of loss of any individual security held by the Portfolio could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Portfolio's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2013; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2013 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Commodity Return Strategy Portfolio, the
Dow Jones-UBS Commodity Index Total Return2,4 and the
Standard & Poor's 500 Index3
from Inception (2/28/06)

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 22 physical commodities. An index does not have transactions costs; investors may not invest directly in an index.

3  The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. Investors. An index does not have transaction costs; investors may not invest directly in an index.

4  Performance for the benchmark is not available for the period beginning February 28, 2006. For that reason, performance for the benchmark is shown for the period beginning March 1, 2006.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2013 (unaudited)

Average Annual Returns as of December 31, 20131

1 Year	5 Years	Since Inception[2]
(10.27)%	1.35%	(1.55)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annualized gross expense ratio is 1.33%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.05%.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Inception Date February 28, 2006.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2013 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2013.

The table illustrates your Portfolio's expenses in two ways:

•  Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2013 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2013

Actual Portfolio Return
Beginning Account Value 07/01/13	$1,000.00
Ending Account Value 12/31/13	$1,011.30
Expenses Paid per $1,000*	$5.32
Hypothetical 5% Portfolio Return
Beginning Account Value 07/01/13	$1,000.00
Ending Account Value 12/31/13	$1,019.91
Expenses Paid per $1,000*	$5.35
Annualized Expense Ratios*	1.05%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expense Paid per $1,000" and the "Annualized Expense Ratio" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or actual expenses reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

Sector Breakdown*

United States Agency Obligations	74.85%
United States Treasury Obligations	17.36%
Commodity Indexed Structured Notes	4.22%
Short-term Investment	3.57%
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments
December 31, 2013

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
COMMODITY INDEXED STRUCTURED NOTES (4.2%)
$4,200	BNP Paribas, Commodity Index Linked Senior Unsecured Notes#	(A+, A2)	04/25/14	0.245	$3,055,500
2,600	Deutsche Bank AG London, Commodity Index Linked Senior Unsecured Notes#	(A, A2)	01/29/14	0.005	1,744,600
1,600	Deutsche Bank AG London, Commodity Index Linked Senior Unsecured Notes#	(A, A2)	02/13/14	0.004	1,167,040
4,800	Svensk Exportkredit AB, Commodity Index Linked Senior Unsecured Notes#	(AA+, Aa1)	02/02/15	0.248	4,806,649
TOTAL COMMODITY INDEXED STRUCTURED NOTES (Cost $13,200,000)					10,773,789
UNITED STATES AGENCY OBLIGATIONS (74.3%)
3,000	Fannie Mae Discount Notes	(AA+, Aaa)	01/21/14	0.050	2,999,950
1,700	Fannie Mae Discount Notes^^	(AA+, Aaa)	01/21/14	0.099	1,699,906
5,000	Fannie Mae Discount Notes	(AA+, Aaa)	06/02/14	0.076	4,998,535
3,200	Fannie Mae Discount Notes	(AA+, Aaa)	08/18/14	0.128	3,198,176
5,000	Fannie Mae Discount Notes^^	(AA+, Aaa)	09/02/14	0.141	4,996,625
500	Fannie Mae Discount Notes*^^	(AA+, Aaa)	09/04/14	0.141	499,660
500	Federal Farm Credit Banks#^^	(AA+, Aaa)	03/16/15	0.230	500,448
3,000	Federal Farm Credit Banks#	(AA+, Aaa)	05/05/15	0.220	3,005,739
4,200	Federal Farm Credit Banks#	(AA+, Aaa)	06/22/15	0.185	4,203,612
3,800	Federal Farm Credit Banks#	(AA+, Aaa)	07/20/15	0.197	3,803,846
4,000	Federal Farm Credit Banks#	(AA+, Aaa)	09/21/15	0.250	4,003,540
3,500	Federal Farm Credit Banks#	(AA+, Aaa)	10/22/15	0.210	3,500,413
2,000	Federal Farm Credit Banks#	(AA+, Aaa)	02/01/16	0.250	2,001,200
5,500	Federal Farm Credit Banks#^^	(AA+, Aaa)	02/18/16	0.206	5,501,738
3,550	Federal Farm Credit Banks#	(AA+, Aaa)	03/29/16	0.216	3,551,640
3,700	Federal Farm Credit Banks#	(AA+, Aaa)	04/11/16	0.260	3,702,142
3,000	Federal Farm Credit Banks#	(AA+, Aaa)	04/18/16	0.185	3,001,215
4,000	Federal Farm Credit Banks#	(AA+, Aaa)	04/19/16	0.256	4,008,060
1,500	Federal Farm Credit Banks#	(AA+, Aaa)	05/02/16	0.195	1,500,693
2,800	Federal Farm Credit Banks#	(AA+, Aaa)	06/09/16	0.280	2,802,324
4,000	Federal Farm Credit Banks#^^	(AA+, Aaa)	06/20/16	0.270	4,002,172
3,500	Federal Farm Credit Banks#	(AA+, Aaa)	07/20/16	0.280	3,502,345
4,050	Federal Farm Credit Banks#^^	(AA+, Aaa)	07/27/16	0.280	4,052,592
3,750	Federal Farm Credit Banks#	(AA+, Aaa)	11/07/16	0.300	3,752,689
2,000	Federal Farm Credit Banks#^^	(AA+, Aaa)	11/21/16	0.260	2,003,330
1,000	Federal Farm Credit Banks#	(AA+, Aaa)	12/06/16	0.264	1,001,585
4,800	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	01/10/14	0.120	4,799,856
4,000	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	04/01/14	0.077	3,999,504
4,200	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	05/01/14	0.091	4,199,168
2,850	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	05/21/14	0.110	2,849,339
1,000	Federal Home Loan Bank Discount Notes^^	(AA+, Aaa)	06/06/14	0.135	999,699
500	Federal Home Loan Banks^^	(AA+, Aaa)	01/29/14	0.375	500,104
1,000	Federal Home Loan Banks	(AA+, Aaa)	06/13/14	2.500	1,010,670
1,500	Federal Home Loan Banks	(AA+, Aaa)	07/02/14	0.400	1,502,061
4,200	Federal Home Loan Banks	(AA+, Aaa)	10/15/14	0.230	4,202,650
1,000	Federal Home Loan Banks	(AA+, Aaa)	12/12/14	0.875	1,006,852

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2013

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS
$3,570	Federal Home Loan Banks§	(AA+, Aaa)	12/12/14	2.750	$3,657,269
4,900	Federal Home Loan Banks#^^	(AA+, Aaa)	08/19/15	0.200	4,900,563
3,000	Federal Home Loan Banks#	(AA+, Aaa)	08/19/15	0.220	3,001,320
7,600	Federal Home Loan Banks#	(AA+, Aaa)	10/07/15	0.220	7,602,546
4,050	Federal Home Loan Banks#	(AA+, Aaa)	12/16/15	0.206	4,051,733
3,000	Federal Home Loan Banks#	(AA+, Aaa)	11/07/16	0.310	3,003,000
800	Federal Home Loan Mortgage Corp.^^	(AA+, Aaa)	08/28/14	0.375	801,267
2,500	Federal Home Loan Mortgage Corp.^^	(AA+, Aaa)	12/03/14	0.320	2,503,773
3,900	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	12/29/14	0.330	3,906,404
500	Federal Home Loan Mortgage Corp.^^	(AA+, Aaa)	12/29/14	0.625	502,282
4,500	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	01/02/15	0.305	4,506,237
4,000	Federal Home Loan Mortgage Corp.§	(AA+, Aaa)	02/23/15	0.305	4,005,096
4,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	04/29/15	0.320	4,000,504
2,200	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	04/30/15	0.400	2,201,228
3,300	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	09/18/15	0.550	3,302,188
3,800	Federal National Mortgage Association§	(AA+, Aaa)	12/19/14	0.750	3,821,402
5,500	Federal National Mortgage Association#	(AA+, Aaa)	07/25/16	0.175	5,498,828
4,200	Federal National Mortgage Association#	(AA+, Aaa)	08/12/16	0.187	4,199,811
6,500	Federal National Mortgage Association#^^	(AA+, Aaa)	08/15/16	0.187	6,499,616
5,200	Freddie Mac Discount Notes§	(AA+, Aaa)	04/24/14	0.061	5,199,189
2,000	Freddie Mac Discount Notes^^	(AA+, Aaa)	05/08/14	0.110	1,999,580
5,000	Freddie Mac Discount Notes	(AA+, Aaa)	06/18/14	0.120	4,998,375
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $190,984,560)					191,026,289
UNITED STATES TREASURY OBLIGATIONS (17.2%)
2,000	United States Treasury Bills^^	(AA+, Aaa)	02/06/14	0.054	1,999,893
2,000	United States Treasury Bills^^	(AA+, Aaa)	03/13/14	0.062	1,999,864
2,000	United States Treasury Bills^^	(AA+, Aaa)	03/20/14	0.078	1,999,764
2,000	United States Treasury Bills**^^	(AA+, Aaa)	04/03/14	0.064	1,999,666
2,000	United States Treasury Bills**^^	(AA+, Aaa)	09/18/14	0.099	1,998,974
2,000	United States Treasury Notes^^	(AA+, Aaa)	05/15/14	1.000	2,006,758
500	United States Treasury Notes^^	(AA+, Aaa)	07/31/14	0.125	500,088
2,000	United States Treasury Notes^^	(AA+, Aaa)	07/31/14	2.625	2,029,218
2,000	United States Treasury Notes	(AA+, Aaa)	10/31/14	2.375	2,036,836
7,600	United States Treasury Notes§**^^	(AA+, Aaa)	01/31/15	0.250	7,606,977
4,000	United States Treasury Notes	(AA+, Aaa)	04/30/15	0.125	3,995,624
4,200	United States Treasury Notes	(AA+, Aaa)	06/15/15	0.375	4,209,353
5,200	United States Treasury Notes§	(AA+, Aaa)	07/15/15	0.250	5,200,608
6,700	United States Treasury Notes**^^	(AA+, Aaa)	08/31/15	0.375	6,710,599
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $44,281,324)					44,294,222
Number of Shares
SHORT-TERM INVESTMENTS (8.8%)
13,451,468	State Street Navigator Prime Portfolio, 0.14%§§				13,451,468

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2013

Par (000)		Maturity	Rate%	Value
SHORT-TERM INVESTMENTS
$9,120	State Street Bank and Trust Co. Euro Time Deposit^^	01/02/14	0.010	$9,120,000
TOTAL SHORT-TERM INVESTMENTS (Cost $22,571,468)				22,571,468
TOTAL INVESTMENTS AT VALUE (104.5%) (Cost $271,037,352)				268,665,768
LIABILITIES IN EXCESS OF OTHER ASSETS (-4.5%)				(11,625,861)
NET ASSETS (100.0%)				$257,039,907

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

#  Variable rate obligations — The interest rate is the rate as of December 31, 2013.

*  At December 31, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

§  Security or portion thereof is out on loan (see Note 2-J).

**  At December 31, 2013, this security has been pledged, in whole or in part, as collateral for open swap contracts.

§§  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at December 31, 2013.

^^  Security or portion thereof held in the subsidiary (see note 1).

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Assets and Liabilities
December 31, 2013

Assets
Investments at value, including collateral for securities on loan of $13,451,468 (Cost $271,037,352) (Note 2)	$268,665,768[1]
Cash	1,418
Cash segregated at brokers for swap contracts	5,404,920
Interest receivable	125,229
Receivable for portfolio shares sold	75,498
Variation margin receivable on futures contracts (Note 2)	87,480
Prepaid expenses and other assets	7,521
Total Assets	274,367,834
Liabilities
Advisory fee payable (Note 3)	90,537
Administrative services fee payable (Note 3)	24,961
Shareholder servicing/Distribution fee payable (Note 3)	53,959
Payable upon return of securities loaned (Note 2)	13,451,468
Payable for investments purchased	1,999,671
Unrealized depreciation on open swap contracts (Note 2)	1,489,184
Payable for portfolio shares redeemed	58,503
Trustees' fee payable	1,164
Accrued expenses	158,480
Total Liabilities	17,327,927
Net Assets
Capital stock, $.001 par value (Note 6)	40,843
Paid-in capital (Note 6)	265,445,648
Accumulated net realized loss on investments, futures contracts and swap contracts	(4,535,118)
Net unrealized depreciation from investments, futures contracts and swap contracts	(3,911,466)
Net Assets	$257,039,907
Shares outstanding	40,842,804
Net asset value, offering price and redemption price per share	$6.29

1  Including $13,181,817 of securities on loan.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Operations
For the Year Ended December 31, 2013

Investment Income (Note 2)
Interest	$224,582
Securities lending (net of rebates)	3,499
Total investment income	228,081
Expenses
Investment advisory fees (Note 3)	516,277
Administrative services fees (Note 3)	116,945
Shareholder servicing/Distribution fees (Note 3)	258,139
Transfer agent fees (Note 3)	195,122
Printing fees (Note 3)	84,593
Legal fees	83,395
Audit and tax fees	53,065
Trustees' fees	32,472
Custodian fees	16,141
Insurance expense	4,553
Commitment fees (Note 4)	259
Miscellaneous expense	10,583
Total expenses	1,371,544
Less: fees waived (Note 3)	(287,363)
Net expenses	1,084,181
Net investment loss	(856,100)
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized loss from investments	(2,798,521)
Net realized loss from futures contracts	(75,808)
Net realized gain from swap contracts	451,336
Net change in unrealized appreciation (depreciation) from investments	(1,180,628)
Net change in unrealized appreciation (depreciation) from futures contracts	68,675
Net change in unrealized appreciation (depreciation) from swap contracts	(1,485,978)
Net realized and unrealized loss from investments, futures contracts and swap contracts	(5,020,924)
Net decrease in net assets resulting from operations	$(5,877,024)

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
From Operations
Net investment loss	$(856,100)	$(830,277)
Net realized loss from investments, futures contracts and swap contracts	(2,422,993)	(801,972)
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	(2,597,931)	(346,034)
Net decrease in net assets resulting from operations	(5,877,024)	(1,978,283)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	16,670,450	4,612,551
In-kind subscription	170,753,807	—
Net asset value of shares redeemed	(17,942,609)	(19,886,566)
Net increase (decrease) in net assets from capital share transactions	169,481,648	(15,274,015)
Net increase (decrease) in net assets	163,604,624	(17,252,298)
Net Assets
Beginning of year	93,435,283	110,687,581
End of year	$257,039,907	$93,435,283

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of year	$7.01	$7.16	$8.40	$7.66	$7.11
INVESTMENT OPERATIONS
Net investment loss[1]	(0.05)	(0.06)	(0.07)[3]	(0.06)[3]	(0.04)[3]
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	(0.67)	(0.09)	(0.97)[3]	1.33[3]	1.43[3]
Total from investment operations	(0.72)	(0.15)	(1.04)	1.27	1.39
LESS DIVIDENDS
Dividends from net investment income	—	—	(0.20)	(0.53)	(0.84)
Net asset value, end of year	$6.29	$7.01	$7.16	$8.40	$7.66
Total return[2]	(10.27)%	(2.09)%	(12.65)%	16.66%	19.48%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$257,040	$93,435	$110,688	$124,325	$108,211
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%[3]	0.95%[3]	0.95%[3]
Ratio of net investment loss to average net assets	(0.83)%	(0.80)%	(0.86)%[3]	(0.75)%[3]	(0.52)%[3]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.28%	0.15%	0.01%[3]	0.14%[3]	0.25%[3]
Portfolio turnover rate	41%[4]	84%	165%	118%	53%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

3  Effective December 31, 2012, the Portfolio began reporting operations of its wholly-owned subsidiary on a consolidated basis. Had the Portfolio reported on a consolidated basis in prior periods, ratio of net expenses to average net assets without fee waivers and/or expense reimbursements would have increased by 0.03%, 0.06% and 0.04% for the years ended December 31, 2009, 2010, and 2011, respectively. The ratio of net expenses to average net assets with fee waivers and/or expense reimbursements would have increased 0.00%, 0.00% and 0.00%, respectively for the same time period. The ratio of net investment income (loss) to average net assets would have increased 0.07%, 0.04% and 0.03% for the years ended December 31, 2009, 2010 and 2011, respectively. This change did not have a material impact to net investment income (loss) per share or net realized and unrealized gain (loss) per share.

4  Portfolio turnover calculation does not include $170,753,807 of in-kind subscription.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements
December 31, 2013

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which currently offers the Commodity Return Strategy Portfolio (the "Portfolio"). The Portfolio is a non-diversified open-end management investment company that seeks total return. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Credit Suisse, the investment advisor to the Portfolio is registered as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Portfolio intends to gain exposure to commodities derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Commodity Fund II, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Portfolio and the accompanying financial statements reflect the financial position of the Portfolio and its Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Portfolio and the Subsidiary and all intercompany transactions and balances have been eliminated. The Portfolio may invest up to 25% of its total net assets in the Subsidiary, as of December 31, 2013, the Portfolio held $41,454,508 in the Subsidiary, representing 16.1% of the Portfolio's consolidated net assets. See footnotes 2G and 2H for derivatives held through the subsidiary and see Consolidated Schedule of Investments for other securities held through the subsidiary. For the year ended December 31, 2013, the realized gain on securities held in the subsidiary was $378,587.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2013

Note 2. Significant Accounting Policies

of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less may be valued at amortized cost. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. The forward is valued at the net of the present value and the spot rate and are generally categorized as Level 2. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Trust to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2013

Note 2. Significant Accounting Policies

of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio's Board of Trustees.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Portfolio's assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Commodity Indexed Structured Notes	$—	$10,773,789	$—	$10,773,789
United States Agency Obligations	—	191,026,289	—	191,026,289
United States Treasury Obligations	—	44,294,222	—	44,294,222
Short-Term Investments	—	22,571,468	—	22,571,468
Other Financial Instruments*
Futures Contracts	(50,698)	—	—	(50,698)
Swap Contracts	—	(1,489,184)	—	(1,489,184)
	$(50,698)	$267,176,584	$—	$267,125,886

*Other financial instruments include unrealized appreciation (depreciation) on open futures and swap contracts.

The Portfolio follows Financial Accounting Standards Board ("FASB") amendments to authoritative guidance which require the Portfolio to disclose

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2013

Note 2. Significant Accounting Policies

details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended December 31, 2013, there were no transfers in and out of Level 1, Level 2 and Level 3. All transfers are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Portfolio adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the portfolio disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a portfolio's financial position, financial performance, and cash flows. The Portfolio has not entered into any derivative or hedging activities during the period covered by this report. However, the Portfolio does invest indirectly in derivative instruments through the Subsidiary. For the year ended December 31, 2013, the consolidated Portfolio's derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Values of Derivative Instruments as of December 31, 2013

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity Index Return Contracts	Unrealized appreciation on futures contracts	$123,435	*	Unrealized depreciation on futures contracts	$174,133	*
	Unrealized appreciation on open swap contracts	—		Unrealized depreciation on open swap contracts	1,489,184
		$123,435			$1,663,317

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Statement of Assets and Liabilities and Notes to Consolidated Financial Statements. Only the current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Consolidated Statement of Operations

	Location	Realized Gain/Loss	Location	Net Unrealized Appreciation/ Depreciation
Commodity Index Return Contracts	Net realized loss from futures contracts	$(75,808)	Net change in unrealized appreciation (depreciation) from futures contracts	$68,675
	Net realized gain from swap contracts	451,336	Net change in unrealized appreciation (depreciation) from swap contracts	(1,485,978)
		$375,528		$(1,417,303)

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2013

Note 2. Significant Accounting Policies

The notional amount of futures contracts and swap contracts at year ended December 31, 2013 are reflected in the Notes to Consolidated Financial Statements. The notional amounts of long and short open positions of futures contracts and swap contracts at each month ended throughout the reporting period averaged approximately 7.0% and 58.9%, respectively of net assets of the consolidated Portfolio.

The Portfolio is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Portfolio. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Portfolio's derivative assets net of related collateral held by the Portfolio at December 31, 2013:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received(C)	Cash Collateral Received(C)	Net Amount of Derivative Assets
Exchange Traded Futures(b)	$123,435	$—	$—	$—	$123,435

The following table presents by counterparty the Portfolio's derivative liabilities net of related collateral pledged by the Portfolio at December 31, 2013:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged(C)	Cash Collateral Pledged(C)	Net Amount of Derivative Liabilities
Bank of America	$54,167	$—	$—	$(54,167)	$—
Barclays	71,847	—	—	(71,847)	—
CIBC	59,946	—	(59,946)	—	—
Citigroup	187,369	—	—	(187,369)	—
JPMorgan Chase	32,015	—	—	(32,015)	—
Morgan Stanley	285,666	—	(285,652)	(14)	—

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2013

Note 2. Significant Accounting Policies

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged(C)	Cash Collateral Pledged(C)	Net Amount of Derivative Liabilities
Societe Generale	$410,534	$—	$(410,534)	$—	$—
UBS	387,640	—	—	(387,640)	—
Exchange Traded Futures(b)	174,133	—	—	—	174,133
	$1,663,317	$—	$(756,132)	$(733,052)	$174,133

(a)  Swap contracts are included.

(b)  Includes financial instruments (futures) which are not subject to a master netting arrangement, or another similar arrangement.

(C)  The actual collateral received and/or pledged may be more than the amounts shown.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Portfolio amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Portfolio derive at least 90% of its gross income for each taxable year from

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2013

Note 2. Significant Accounting Policies

dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The Portfolio may seek to track the performance of the Dow Jones-UBS Commodity Index Total Return ("DJ-UBS Index") through investing in structured notes designed to track the performance of the DJ-UBS Index. The Portfolio has received a private letter ruling from the IRS which confirms that the Portfolio's use of certain types of structured notes designed to track the performance of the DJ-UBS Index produce Qualifying Income. In addition, the Portfolio may, through its investment in the Subsidiary, seek to track the performance of the DJ-UBS Index by the Subsidiary's investments in commodity-linked swaps and/or futures contracts. The Portfolio has obtained a private letter ruling from the IRS that its investment in the Subsidiary will produce Qualifying Income. If the Portfolio is unable to ensure continued qualification as a RIC, the Portfolio may be required to change its investment objective, policies or techniques, or may be liquidated. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Portfolio would be subject to the risk of diminished returns.

The Portfolio adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2013

Note 2. Significant Accounting Policies

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. The Portfolio may use futures contracts to gain exposure to, or hedge against changes in commodities. Upon entering into a futures contract, the Portfolio is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. At December 31, 2013, the Portfolio had the following open futures contracts:

Contract Description	Currency	Expiration Date	Notional Value	Net Unrealized Appreciation/ (Depreciation)
Contracts to Purchase
Energy
	USD	Apr 2014	$2,996,650	$(30,592)
	USD	May 2014	532,350	(13,892)
	USD	Dec 2014	5,006,880	58,705
				$14,221
Contracts to Sell
Energy
	USD	Feb 2014	(5,314,680)	$(129,649)
	USD	Mar 2014	(3,605,980)	64,730
				$(64,919)
Net unrealized appreciation (depreciation)				$(50,698)

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2013

Note 2. Significant Accounting Policies

H) SWAPS — The Portfolio may enter into commodity index swaps contracts either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Portfolio will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Portfolio's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio's exposure to the counterparty. Therefore, the Portfolio considers the creditworthiness of each counterparty as well as the amounts posted by counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Portfolio may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The Portfolio records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. The Portfolio may invest in total return swap contracts for hedging purposes

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2013

Note 2. Significant Accounting Policies

or to seek to increase total return. At December 31, 2013, the Portfolio had the following outstanding swap contracts and the amount of restricted cash held at brokers was $5,404,920:

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Net Unrealized Appreciation/ (Depreciation)
USD	$12,847,554	01/29/14	Bank of America	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	$(43,336)
USD	$868,329	01/29/14	Bank of America	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(10,831)
USD	$3,525,038	01/29/14	Barclays	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(43,991)
USD	$8,247,492	01/29/14	Barclays	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(27,856)
USD	$2,036,635	01/29/14	CIBC	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(25,417)
USD	$2,006,008	01/29/14	CIBC	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(6,753)
USD	$3,000,000	01/29/14	CIBC	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(27,776)
USD	$2,285,948	01/29/14	Citigroup	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(28,523)
USD	$47,214,522	01/29/14	Citigroup	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(158,846)
USD	$2,061,348	01/29/14	JPMorgan Chase	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(25,720)
USD	$1,872,416	01/29/14	JPMorgan Chase	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(6,295)
USD	$15,284,871	01/29/14	Morgan Stanley	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(190,750)
USD	$28,194,035	01/29/14	Morgan Stanley	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(94,916)
USD	$26,508,233	01/29/14	Societe Generale	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(330,755)
USD	$23,620,834	01/29/14	Societe Generale	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(79,779)
USD	$27,008,511	01/29/14	UBS	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(337,057)
USD	$14,976,594	01/29/14	UBS	Commodity Index Return[1]	Fee Plus Treasury Bill Rate	(50,583)
						$(1,489,184)

1  The Commodity Index Return is comprised of futures contracts on physical commodities.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2013

Note 2. Significant Accounting Policies

I) COMMODITY INDEXED STRUCTURED NOTES — The Portfolio may invest in structured notes whose value is based on the price movements of the DJ-UBS Index. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as interest income. These notes are subject to prepayment, credit and interest rate risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss. At December 31, 2013, the value of these securities comprised 4.2% of the Portfolio's net assets and resulted in unrealized depreciation of $2,426,211.

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. As of December 31, 2013, the Portfolio had investment securities on loan with a fair value of $13,181,817 and a related liability of $13,451,468 for collateral received on securities loaned, both of which are presented gross on the Consolidated Statement of Assets and Liabilities. The carrying value of the collateral for securities loaned approximates fair value which would have been considered level 2 under the fair value hierarchy if the collateral for securities loaned were carried at fair value. For the year ended December 31, 2013, the value of the related collateral exceeded the value of the securities loaned.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2013

Note 2. Significant Accounting Policies

The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2013, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $6,182, of which $2,067 was rebated to borrowers (brokers). The Portfolio retained $3,499 in income from the cash collateral investment, and SSB, as lending agent, was paid $616. Securities lending income is accrued as earned.

K) OTHER — In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio's Consolidated Statement of Assets and Liabilities.

L) NEW ACCOUNTING PRONOUNCEMENTS — On June 7, 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The amendment sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. The ASU is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes but believes the adoption of this ASU will not have a material impact on its financial statements.

M) SUBSEQUENT EVENTS — In preparing the financial statements as of December 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2013

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2013, investment advisory fees earned and voluntarily waived were $516,277 and $287,363, respectively. Effective January 1, 2011, Credit Suisse waives fees and reimburses expenses so that the Portfolio's annual operating expenses will not exceed 1.05% of the Portfolio's average daily net assets. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse and SSB serve as co-administrators to the Portfolio. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2013, co-administrative services fees earned by Credit Suisse were $92,930.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2013, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Portfolio were $24,015.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Portfolio's shares. Pursuant to distribution plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets. For the year ended December 31, 2013, the Portfolio paid Rule 12b-1 distribution fees of $258,139.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Portfolio and receive compensation from Credit Suisse. Credit Suisse is then reimbursed by the Portfolio. For the year ended December 31, 2013, the Portfolio reimbursed Credit Suisse $153,381, which is included in the Portfolio's transfer agent expense.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing services. For the year ended December 31, 2013, Merrill was paid $25,964 for its services by the Portfolio. This amount was included in the printing fees presented on the Consolidated Statement of Operations.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2013

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $20 million for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31, 2013, and during the year ended December 31, 2013, the Portfolio had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of investment securities (excluding short-term investments and in-kind subscription) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$10,600,000	$8,567,928	$21,938,454	$63,936,679

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Portfolio offers capital shares of the Portfolio shares. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Shares sold	2,629,280	652,538
Shares issued through in-kind subscription	27,630,066	—
Shares redeemed	(2,748,791)	(2,774,847)
Net increase (decrease)	27,510,555	(2,122,309)

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2013

Note 6. Capital Share Transactions

On December 31, 2013, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
4	96%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. In-kind Subscription

On November 15, 2013, certain shareholders of the Portfolio purchased shares of the Portfolio in exchange of securities and cash (known as a subscription in-kind). Market value of securities and cash that were as of close of business on the date of subscription in-kind were $132,272,825 and $38,480,982, respectively.

Note 8. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

There were no dividends paid by the Portfolio to shareholders during the years ended December 31, 2013 and 2012.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Deferral of post-October long term capital losses	$(1,769,085)
Accumulated realized loss	(2,766,033)
Unrealized depreciation	(3,911,466)
$(8,446,584)

At December 31, 2013, the Portfolio had $2,766,033 of capital loss carryforwards, of which $1,206,650 is a Short-Term capital loss carryforward expiring on December 31, 2017 and $1,559,383 is a Long-Term capital loss carryforward without expiration.

Included in the Portfolio's capital loss carryforwards is $2,245,336 that is subject to limitations upon availability to offset future gains, if any, due to the shareholder change of ownership rules under Section 382 of the internal revenue code.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2013

Note 8. Federal Income Taxes

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. It is uncertain whether the Portfolio will be able to realize the full benefits of the capital loss carryforwards before they expire.

During the tax year ended December 31, 2013, the Portfolio did not utilize any of the capital loss carryforwards.

At December 31, 2013, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$271,037,352
Unrealized appreciation	$66,174
Unrealized depreciation	(3,977,640)
Net unrealized appreciation (depreciation)	$(3,911,466)

At December 31, 2013, the Portfolio reclassified $856,100 from accumulated net investment loss and $378,588 from accumulated net realized gain to paid in capital, to adjust for current period permanent book/tax differences. These permanent differences are due to differing book/tax treatment of net operating losses and income reversals of the Subsidiary. Net assets were not affected by these reclassifications.

Note 9. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse Trust Commodity Return Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Trust Commodity Return Strategy Portfolio and its subsidiary (the "Portfolio") at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 20, 2014

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement for the Commodity Return Strategy Portfolio (the "Portfolio"), a series of Credit Suisse Trust (the "Trust"), the Board of Trustees of the Trust (the "Board"), including all of the Trustees who are not "interested persons" of the Trust defined in the Investment Company Act of 1940 (the "Independent Trustees"), at a meeting held on November 11 and 12, 2013, considered the following factors:

Investment Advisory Fee Rates and Expenses

The Board reviewed and considered the contractual advisory fee rate of 0.50% for the Portfolio ("Gross Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also reviewed and considered the voluntary fee waivers currently in place for the Portfolio and considered the actual fee rate of 0.40% paid by the Portfolio after taking waivers into account ("Net Advisory Fee") for the twelve months ended September 30, 2013. The Board noted that voluntary fee waivers can be discontinued at any time.

Additionally, the Board received and considered information comparing the Portfolio's Gross Advisory Fee, the combined Gross Advisory Fee and gross administration fee (together, the "Gross Management Fee"), the Gross Management Fee less waivers (the "Net Management Fee"), and the Portfolio's net total expenses with those of funds in the relevant expense group ("Expense Group") provided by an independent provider of investment company data. The Board also received and considered information comparing the Portfolio's net total expenses and Net Management Fee to the funds in the relevant Morningstar category ("Morningstar Category"). The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and Morningstar Category.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV Part 2 — Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered performance results of the Portfolio over time, along with comparisons both to the Expense Group and the Morningstar Category for the Portfolio.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse's methodology for allocating costs to the Portfolio, recognizing that cost allocation methodologies are inherently subjective. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Accordingly, the Board considered whether breakpoints in the Portfolio's advisory fee structure would be appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates) and the fees paid to Credit Suisse and an affiliate of Credit Suisse for co-administration and distribution services.

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual re-approval process. The Board also reviews and assesses the quality of the services that the Portfolio receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse's compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the renewal of the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The Gross Advisory Fee, the Gross Management Fee, the Net Management Fee, and the net total expenses were all below the median of the Expense Group, and the Board considered the fee to be reasonable.

•  The Portfolio's performance was above the median of the Expense Group for the year-to-date and one-year periods ended September 30, 2013, but was below the median for the three-year period and at the median for the five-year period The Portfolio underperformed the Morningstar Category average for the year-to-date, one-, three- and five-year periods ended September 30, 2013. Credit Suisse discussed the reasons for the Portfolio's underperformance. The Board indicated that it would continue to monitor the Portfolio's performance.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

•  The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees, Credit Suisse's profitability based on fees payable under the Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•  In light of the information received and considered by the Board, the Portfolio's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the renewal of the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Portfolio Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	12

Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (6 open-end portfolios); Director of Starcomms PLC. (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member	Since Portfolio Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	10

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan (aluminum production) from February 2007 to November 2007; Member of Standard & Poor's Board of Managers (credit rating agency); Director of Miller Buckfire & Co., LLC (financial restructuring).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Since Portfolio Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	12

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC. (plywood manufacturing company) from 2003 to 2013; Partner Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since 2010

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.

Bruce Rosenberg Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Financial Officer	Since 2012	Director of Credit Suisse; Director of Liquid Accounting of Credit Suisse; Associated with Credit Suisse since 2008; Officer of other Credit Suisse Funds.
Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004

Managing Director and Global Head of Compliance of Credit Suisse since 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Joanne Doldo Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2013	Vice President of Credit Suisse; Associated with Credit Suisse since September 2011; Officer of other Credit Suisse Funds; Associated with Morgan Stanley Investment Management from 2002 – 2008.
Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Treasurer	Since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

* The officers of the Portfolio shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Portfolio's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  TRCOM-AR-1213

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2013. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2013.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2012 and December 31, 2013.

	2012	2013
Audit Fees	$65,000	$50,000
Audit-Related Fees(1)	$3,600	$3,600
Tax Fees(2)	$3,000	$3,000
All Other Fees	—	—
Total	$71,600	$56,600

(1)         Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,600 for 2012 and $3,600 for 2013).

(2)         Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that

1

provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2012 and December 31, 2013.

	2012	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2012	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

2

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2012 and December 31, 2013:

	2012	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2012 and December 31, 2013 were $6,600 and $0, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

3

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)                  The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                  Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other) Iran related activities disclosure requirement.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE TRUST

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	August 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	August 19, 2014

/s/ Bruce S. Rosenberg
Name:	Bruce S. Rosenberg
Title:	Chief Financial Officer
Date:	August 19, 2014

5